                                                                  EXHIBIT 10.4

                                 Exhibit VIII
                                 ------------

                               [FORM OF] GUARANTY

          This GUARANTY is entered into as of February 1, 2000 by the undersigned (each a "Guarantor", and together with any future Subsidiaries
                     ---------
executing this Guaranty, being collectively referred to herein as the "Guarantors") in favor of and for the benefit of Bank of America, N.A., as agent
-----------
for and representative of (in such capacity herein called "Guarantied Party")
                                                           ----------------
Collateral Agent, the several financial institutions ("Banks") from time to time
                                                       -----
party to the Credit Agreement referred to below and any Derivative/FX Lenders, and for the benefit of the other Beneficiaries (as hereinafter defined).


                            PRELIMINARY STATEMENTS
                            ----------------------


     A.    Levi Strauss & Co., a Delaware corporation ("Company"), has entered
                                                        -------
into that certain Bridge Credit Agreement dated as of January 31, 2000 with Banks, the several financial institutions party thereto as Co-Syndication Agents, the financial institution party thereto as Documentation Agent, and Guarantied Party, as Administrative Agent and Collateral Agent for Banks (said Bridge Credit Agreement, as it may hereafter be amended, modified, or supplemented from time to time, being the "Credit Agreement"; capitalized terms
                                           ----------------
defined therein and not otherwise defined herein being used herein as therein defined).

     B. Company and Levi Strauss & Co. Europe Financial Services, S.C.A. ("FinServ") may from time to time enter, or may from time to time have entered,
---------
into one or more Lender Derivative/FX Contracts in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company and FinServ under the Lender Derivative/FX Contracts, including, without limitation, the obligation of Company and FinServ to make payments thereunder in the event of early termination or close out thereof, together with all obligations of Company under the Credit Agreement and the other Loan Documents, be guarantied hereunder.

     C. Guarantied Party, Banks, Collateral Agent and each Derivative/FX Lender for which Guarantied Party has received the notice required by Section 17(c) hereof are sometimes referred to herein as "Beneficiaries".
                                                  -------------

     D. A portion of the proceeds of the Loans may be advanced to Guarantors, and thus the Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of Guarantors (which benefits are hereby acknowledged).

     E. It is a condition precedent to the effectiveness of the Credit Agreement that Company's obligations thereunder be guarantied by Guarantors.

     F. Guarantors are willing irrevocably and unconditionally to guaranty such obligations of Company.

                                 VIII-1

           NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Banks and Guarantied Party to enter into the Credit Agreement and to induce Derivative/FX Lenders to enter into the Lender Derivative/FX Contracts, Guarantors hereby agree as follows:

     1.    Guaranty.  (a) In order to induce Banks to extend credit to
           --------
Company pursuant to the Credit Agreement and the entry by Derivative/FX Lenders into the Lender Derivative/FX Contracts, Guarantors jointly and severally irrevocably and unconditionally guaranty, as primary obligors and not merely as sureties, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)). The term "Guarantied Obligations" is
                                                   ----------------------
used herein in its most comprehensive sense and includes any and all Obligations of Company and all obligations of Company and FinServ under Lender Derivative/FX Contracts, now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement, the Lender Derivative/FX Contracts, this Guaranty and the other Loan Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Obligations of Company or from time to time renew them after they have been satisfied.

     Each Guarantor acknowledges that a portion of the Loans may be advanced to it, that Lender Letters of Credit may be issued for the benefit of its business and that the Guarantied Obligations are being incurred for and will inure to its benefit.

     Any interest on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Company or FinServ (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied Obligations because it is the intention of each Guarantor and Guarantied Party that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve Company or FinServ of any portion of such Guarantied Obligations.

     In the event that all or any portion of the Guarantied Obligations is paid by Company or FinServ, the obligations of each Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from Guarantied Party or any other Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations.

                                  VIII-2

     Subject to the other provisions of this Section 1, upon the failure of Company or FinServ to pay any of the Guarantied Obligations when and as the same shall become due, each Guarantor will upon demand pay, or cause to be paid, in cash, to Guarantied Party for the ratable benefit of Beneficiaries, an amount equal to the aggregate of the unpaid Guarantied Obligations.

     (b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent
                                                                  ----------
Transfer Laws"), in each case after giving effect to all other liabilities of
-------------
such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (i) in respect of intercompany indebtedness to Company or other affiliates of Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (ii) under any guaranty which contains a limitation as to maximum amount similar to that set forth in this Section 1(b), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

     (c) Each Guarantor under this Guaranty, and each guarantor under other guaranties, if any, relating to the Credit Agreement (the "Related Guaranties")
                                                           ------------------
that contain a contribution provision similar to that set forth in this Section 1(c), together desire to allocate among themselves (collectively, the "Contributing Guarantors"), in a fair and equitable manner, their obligations
------------------------
arising under this Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty or a guarantor under a Related Guaranty, each such Guarantor or such other guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the maximum amount permitted by law so as to maximize the aggregate amount of the Guarantied Obligations paid to Beneficiaries.

      2.    Guaranty Absolute; Continuing Guaranty.  The obligations of each
            --------------------------------------
Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) Guarantied Party may enforce this Guaranty upon the occurrence of an Event of Default under the Credit Agreement or the occurrence of an early termination date, close out date or similar event under any Lender Derivative/FX Contract notwithstanding the existence of any dispute between Company or FinServ and any Beneficiary with respect to the existence of such event; (c) the obligations of each Guarantor hereunder are independent of the obligations of Company under the Loan Documents or of Company and FinServ under the Lender Derivative/FX Contracts and the obligations of any other Guarantor

                                    VIII-3
and a separate action or actions may be brought and prosecuted against each Guarantor whether or not any action is brought against Company, FinServ or any of such other Guarantors and whether or not Company or FinServ is joined in any such action or actions; and (d) a payment of a portion, but not all, of the Guarantied Obligations by one or more Guarantors shall in no way limit, affect, modify or abridge the liability of such or any other Guarantor for any portion of the Guarantied Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns, and each Guarantor irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

      3.    Actions by Beneficiaries.  Any Beneficiary may from time to time,
            ------------------------
without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of any Guarantor's liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) enforce and apply any security now or hereafter held by or for the benefit of any Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Guarantied Party or the other Beneficiaries, or any of them, may have against any such security, as Guarantied Party in its discretion may determine consistent with the Credit Agreement, the Lender Derivative/FX Contracts and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (f) exercise any other rights available to Guarantied Party or the other Beneficiaries, or any of them, under the Loan Documents or the Lender Derivative/FX Contracts.

      4.    No Discharge.  This Guaranty and the obligations of Guarantors
            ------------
hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Credit Agreement, any of the other Loan Documents, the Lender Derivative/FX Contracts or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, (c) the Guarantied Obligations, or any agreement relating thereto, at any

                                    VIII-4
time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guarantied Obligations, even though Guarantied Party or the other Beneficiaries, or any of them, might have elected to apply such payment to any part or all of the Guarantied Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, set-offs or counterclaims which Company or FinServ may assert against Guarantied Party or any Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of a Guarantor as an obligor in respect of the Guarantied Obligations.

      5.    Waivers.  Each Guarantor waives, for the benefit of Beneficiaries:
            -------
(a) any right to require Guarantied Party or the other Beneficiaries, as a condition of payment or performance by such Guarantor, to (i) proceed against Company or FinServ, any other guarantor (including any other Guarantor) of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Company or FinServ, any other guarantor of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Company, FinServ or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company or FinServ including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company or FinServ from any cause other than payment in full of the Guarantied Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon Guarantied Party's or any other Beneficiary's errors or omissions in the administration of the Guarantied Obligations, except behavior that amounts to gross negligence or willful misconduct; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement, notices of default, close out or early termination under any Lender Derivative/FX Contract or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Company or FinServ and notices of any of the matters referred to in Sections 3 and 4 hereof and any right to consent to any thereof; and (g) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

                                    VIII-5

     As used in this paragraph, any reference to "the principal" includes Company and FinServ, and any reference to "the creditor" includes Guarantied Party and each other Beneficiary. In accordance with Section 2856 of the California Civil Code (a) each Guarantor waives any and all rights and defenses available to it by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including without limitation any and all rights or defenses such Guarantor may have by reason of protection afforded to the principal with respect to any of the Guarantied Obligations, or to any other guarantor of any of the Guarantied Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including without limitation Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and (b) each Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guarantied Obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor of any of the Guarantied Obligations, has destroyed such Guarantor's rights of contribution against such other guarantor. No other provision of this Guaranty shall be construed as limiting the generality of any of the covenants and waivers set forth in this paragraph. As provided below, this Guaranty shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles. This paragraph is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty or to any of the Guarantied Obligations.

      6.    Guarantors' Rights of Subrogation, Contribution, Etc.;
            ------------------------------------------------------
Subordination of Other Obligations.  Until the Guarantied Obligations shall have
----------------------------------
been paid in full, the Commitments shall have terminated and all Lender Letters of Credit shall have expired or been cancelled, no Guarantor shall exercise any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Company, FinServ or their respective assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including without limitation under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Company or FinServ, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company or FinServ, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Company or FinServ or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights Guarantied

                                    VIII-6

Party or the other Beneficiaries may have against Company or FinServ, to all right, title and interest Guarantied Party or the other Beneficiaries may have in any such collateral or security, and to any right Guarantied Party or the other Beneficiaries may have against such other guarantor.

      Any indebtedness of Company or FinServ now or hereafter held by any Guarantor is subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of Company or FinServ to a Guarantor collected or received by such Guarantor after an Event of Default has occurred and is continuing, and any amount paid to a Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guarantied Obligations have not been paid in full, shall be held in trust for Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations.

      7.    Expenses.  Guarantors jointly and severally agree to pay, or cause
            --------
to be paid, on demand, and to save Guarantied Party and the other Beneficiaries harmless against liability for, any and all costs and expenses (including fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by Guarantied Party or any other Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty.

      8.    Financial Condition of Company or FinServ.  No Beneficiary shall
            -----------------------------------------
have any obligation, and each Guarantor waives any duty on the part of any Beneficiary, to disclose or discuss with such Guarantor its assessment, or such Guarantor's assessment, of the financial condition of Company or FinServ or any matter or fact relating to the business, operations or condition of Company or FinServ. Each Guarantor has adequate means to obtain information from Company or FinServ on a continuing basis concerning the financial condition of Company or FinServ and its ability to perform its obligations under the Loan Documents and the Lender Derivative/FX Contracts, as the case may be, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company or FinServ and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations.

      9.    Representations and Warranties.  Each Guarantor makes, for the
            ------------------------------
benefit of Beneficiaries, each of the representations and warranties made in the Credit Agreement by Company as to such Guarantor, its assets, financial condition, operations, organization, legal status, business and the Loan Documents to which it is a party.

      10.   Covenants.  Each Guarantor agrees that, so long as any part of
            ---------
the Guaranteed Obligations shall remain unpaid, any Lender Letter of Credit shall be outstanding, any Bank shall have any Commitment, or any Derivative/FX Lender shall have any obligation under any Lender Derivative/FX Contract, such Guarantor will, unless Majority Banks shall otherwise consent in writing, perform or observe, and cause its Subsidiaries to perform or observe, all of the terms, covenants and agreements that the Loan Documents state that Company is to cause a Guarantor and such Subsidiaries to perform or observe.

      11.   Set Off.  In addition to any other rights any Beneficiary may
            -------
have under law or in equity, if any amount shall at any time be due and owing by a Guarantor to any Beneficiary

                                    VIII-7
under this Guaranty, such Beneficiary is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidence by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to a Guarantor and any other property of such Guarantor held by a Beneficiary to or for the credit or the account of such Guarantor against and on account of the Guarantied Obligations and liabilities of such Guarantor to any Beneficiary under this Guaranty.

       12.    Discharge of Guaranty Upon Sale of Guarantor.  If all of the
              --------------------------------------------
stock of a Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in a sale in compliance with the terms of the Credit Agreement, the obligations of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such sale; provided
                                                                       --------
that, if the sale of such stock constitutes a Disposition as a condition precedent to such discharge and release, Guarantied Party shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to Guarantied Party of the Net Asset Disposition Proceeds (if any) as required by the Credit Agreement.

       13.    Amendments and Waivers.  No amendment, modification, termination
              ----------------------
or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of Guarantied Party and, in the case of any such amendment or modification, Guarantors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

       14.    Miscellaneous.  It is not necessary for Beneficiaries to inquire
              -------------
into the capacity or powers of any Guarantor, Company or FinServ or the officers, directors or any agents acting or purporting to act on behalf of any of them.

       The rights, powers and remedies given to Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or in any of the Loan Documents or Lender Derivative/FX Contracts or any agreement between one or more Guarantors and one or more Beneficiaries or between Company or FinServ and one or more Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

       In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

       THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTORS, GUARANTIED PARTY AND THE OTHER BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE

                                    VIII-8

WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

       This Guaranty shall inure to the benefit of Beneficiaries and their respective successors and assigns.

       ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR, GUARANTIED PARTY, COLLATERAL AGENT AND BANKS EACH CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR, GUARANTIED PARTY, COLLATERAL AGENT AND BANKS EACH IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER
                           --------------------
HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH GUARANTOR, GUARANTIED PARTY, COLLATERAL AGENT AND BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW

       EACH GUARANTOR, COLLATERAL AGENT, BANKS AND GUARANTIED PARTY EACH
WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY ADMINISTRATIVE AGENT-RELATED PERSON, COLLATERAL AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GUARANTOR, COLLATERAL AGENT, BANKS AND GUARANTIED PARTY EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.
WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

       15.    Additional Guarantors.  The initial Guarantor(s) hereunder shall
              ---------------------
be such of the Subsidiaries of Company as are signatories hereto on the date hereof. From time to time

                                    VIII-9
subsequent to the date hereof, Subsidiaries of Company may become parties hereto, as additional Guarantors (each an "Additional Guarantor"), by
                                            --------------------
executing a counterpart, a form of which is attached as Exhibit A, of this Guaranty. Upon delivery of any such counterpart to Guarantied Party, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of the Guarantied Party not to cause any Subsidiary of Company to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

       16.    Counterparts; Effectiveness.  This Guaranty may be executed in
              ---------------------------
any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and receipt by the Guaranteed Party of written or telephonic notification of such execution and authorization of delivery thereof.

       17.    Guarantied Party as Agent.
              -------------------------

              (a) Guarantied Party has been appointed to act as Guarantied Party hereunder by Banks. Guarantied Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Credit Agreement.

              (b) Guarantied Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to Section 9.9 of the Credit Agreement shall also constitute notice of resignation as Guarantied Party under this Guaranty; removal of Administrative Agent pursuant to Section 9.9 of the Credit Agreement shall also constitute removal as Guarantied Party under this Guaranty; and appointment of a successor administrative agent pursuant to
Section 9.9 of the Credit Agreement shall also constitute appointment of a successor Guarantied Party under this Guaranty. Upon the acceptance of any appointment as administrative agent under Section 9.9 of the Credit Agreement by a successor administrative agent, that successor administrative agent shall thereupon succeed to become vested with all the rights, powers, privileges and duties of the retiring or removed Guarantied party under this Guaranty, and the retiring or removed Guarantied Party under this Guaranty shall promptly (i) transfer to such successor Guarantied Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guarantied Party under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guarantied Party of the rights created hereunder, whereupon such retiring or removed Guarantied Party shall be

                                    VIII-10
discharged from its duties and obligations under this Guaranty. After any retiring or removed Guarantied Party's resignation or removal hereunder as Guarantied Party, the provisions of this Guaranty shall inure to its benefits as to any actions taken or omitted to be taken by it under this Guaranty while it was Guarantied Party hereunder.

              (c) Guarantied Party shall not be deemed to have any duty whatsoever with respect to any Derivative/FX Lender until it shall have received written notice in form and substance satisfactory to Guarantied Party from Company, a Guarantor or the Derivative/FX Lender as to the existence and terms of the applicable Lender Derivative/FX Contract.


             [The remainder of this page intentionally left blank.]

                                    VIII-11

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                   BATTERY STREET ENTERPRISES, INC.
                                   By:__________________
                                   Name:________________
                                   Title:_______________

                                   Address:  __________________________
                                             __________________________
                                             __________________________


                                   LEVI STRAUSS FINANCIAL CENTER
                                   CORPORATION
                                   By:__________________
                                   Name:________________
                                   Title:_______________

                                   Address:  __________________________
                                             __________________________
                                             __________________________


                                   LEVI STRAUSS FUNDING, LLC
                                   By:__________________
                                   Name:________________
                                   Title:_______________

                                   Address:  __________________________
                                             __________________________
                                             __________________________


                                   LEVI STRAUSS GLOBAL FULFILLMENT
                                   SERVICES, INC.
                                   By:__________________
                                   Name:________________
                                   Title:_______________

                                   Address:  __________________________
                                             __________________________
                                             __________________________

                               VIII-12

                                   LEVI STRAUSS GLOBAL
                                   OPERATIONS, INC.
                                   By:__________________
                                   Name:________________
                                   Title:_______________

                                   Address:  __________________________
                                             __________________________
                                             __________________________


                                   LEVI STRAUSS INTERNATIONAL
                                   By:__________________
                                   Name:________________
                                   Title:_______________

                                   Address:  __________________________
                                             __________________________
                                             __________________________


                                   LEVI STRAUSS LATIN AMERICA, INC.
                                   By:__________________
                                   Name:________________
                                   Title:_______________

                                   Address:  __________________________
                                             __________________________
                                             __________________________


                                   LEVI'S ONLY STORES, INC.
                                   By:__________________
                                   Name:________________
                                   Title:_______________

                                   Address:  __________________________
                                             __________________________
                                             __________________________

                                    VIII-13

                                   NF INDUSTRIES, INC.
                                   By:__________________
                                   Name:________________
                                   Title:_______________

                                   Address:  __________________________
                                             __________________________
                                             __________________________

ACKNOWLEDGED AND FOR PURPOSES
OF THE WAIVER OF JURY TRIAL SET
FORTH IN SECTION 14 ONLY, AGREED
AS OF THE DATE FIRST WRITTEN ABOVE
Bank of America, N.A., as Administrative Agent

By:_____________________________
Title: _________________________

                                    VIII-14

                                  Exhibit A to
                                  ------------

                                    Guaranty
                                    --------

                [FORM OF] COUNTERPART FOR ADDITIONAL GUARANTORS

          This COUNTERPART (this "Counterpart"), dated _______, _____, is
                                  -----------
delivered pursuant to Section 15 of the Guaranty referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Guaranty, dated as of February 1, 2000 (as it may be from time to time amended, modified, or supplemented, the "Guaranty"; capitalized terms used herein not otherwise
                      --------
defined herein shall have the meanings specified therein), among the Guarantors named therein and Bank of America, N.A., as Guarantied Party. The undersigned, by executing and delivering this Counterpart, hereby becomes an Additional Guarantor under the Guaranty in accordance with Section 15 thereof and agrees to be bound by all of the terms thereof.



          IN WITNESS WHEREOF, the undersigned has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of ______________, ____.

                                   [NAME OF ADDITIONAL GUARANTOR]

                                   By:__________________
                                   Name:________________
                                   Title:_______________

                                   Address:  __________________________
                                             __________________________
                                             __________________________


                                  X-Sch. 1-1